UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

AZZAD FUNDS

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 355

Falls Church, VA  22042

(Address of principal executive offices)(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 355

Falls Church, VA  22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD FUNDS

Invest with faith

Azzad Wise Capital Fund
(Ticker: WISEX)
First Halal Fixed-Income Fund

Azzad Ethical Fund
(Ticker: ADJEX)
Halal Equity Mutual Fund

ANNUAL REPORT JUNE 30, 2022

8000 Town Centre Drive, Suite 400 | Broadview Heights, Ohio 44147
OFFICE 888.350.3369 or 440.922.0066 | **FAX** 440.526.4446 | www.azzadfunds.com
Azzad Asset Management, Inc. | Adviser to the Azzad Funds | 888.86.AZZAD (888.862.9923)

AZZAD FUNDS

SHAREHOLDER LETTER

JUNE 30, 2022 (UNAUDITED)

Dear Azzad Funds Shareholder,

Enclosed please find your copy of the Azzad Funds (the “Trust”) annual report, in which you can read a review of your investments for the 12-month period ended June 30, 2022.

Throughout the fiscal year ended June 30, 2022, market dynamics were mixed. Equities posted all-time highs in January of 2022, but those decades-high inflation numbers helped send stocks into a bear market by fiscal year-end. Globally, hawkish central banks led to reduced global liquidity, making it more expensive to issue financial instruments like sukuk.

As noted above, inflation became the principal worry for investors during the fiscal year. This is because rising prices can hurt corporate profits, reduce business investment necessary for future growth, and influence the spending capacity of consumers. As it became more persistent than originally anticipated by the Federal Reserve, there was growing concern throughout the period that inflation could play a role in moving the economy toward a recession. As of this writing, the economy has posted two consecutive quarters of negative growth, which is considered by many to be a recession.

Predicting where markets will be by the end of 2022 is a practical impossibility, especially given the uncertainties of higher prices, rising interest rates, and geopolitical tensions.

If there is one takeaway for investors, it should be to expect volatility. Volatility can be uncomfortable, but it is normal. Ultimately, taking a long-term view of the markets is essential when pursuing your long-term goals.

Thank you for your continued trust and investment.

Sincerely,

Joshua Brockwell, CSRIC™
Investment Communications Director

Annual Report | 1

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

Azzad Ethical Fund (ADJEX)

The Azzad Ethical Fund (“Ethical Fund”) returned -26.46% for the twelve-month period from 7/1/2021 to 6/30/2022, outperforming the Russell MidCap® Growth Index, which returned -29.57%.

Over the one-year period from July 1, 2021, to June 30, 2022, investors saw the transition from elation in 2021 to abject fear in 2022. The market’s drawdown in the latter half of the period was the result of a confluence of macroeconomic factors: inflation, rising interest rates, slowing consumer demand, the end of free money at the policy level, supply chain issues due to the pandemic, and geopolitical risk due to the Russia-Ukraine conflict. Add euphoric stock valuations through the middle of 2021, and the grim picture comes into full focus.

During the period, the market environment was tumultuous at the macroeconomic level. This provided little direction to equity markets until second quarter of 2022, when trends were forecast lower. For the fiscal year, all sectors within the index had negative absolute returns, except for the energy sector, which benefited from the Russia-Ukraine conflict.

The Ethical Fund’s sub-adviser, Delaware Investments Fund Advisers (“DIFA”), reported that stock selection was the driver of relative outperformance during the 12-month period ended June 30, 2022. It compensated for the relative detraction of sector overweight and underweight positions. Stock selection was most meaningful to relative returns in the healthcare, consumer discretionary, communication services, and consumer staples sectors. Stock selection detracted from overall relative performance in the information technology, materials, financials, and industrials sectors.

As a growth manager, DIFA looks for opportunities to invest in companies that DIFA believes have sound capital structures and the ability to grow throughout business and economic cycles. These business models have a product or service that appears durable, coupled with capital structures and management teams that allow the business to execute competitively in any market environment. DIFA continues to seek opportunities in business and consumer technology, life sciences innovation, the green energy revolution, and other areas that DIFA believes has the potential to continue growing, regardless of the economic cycle.

Azzad Wise Capital Fund (WISEX)

 The Azzad Wise Capital Fund (“Wise Fund”) returned -3.46% for the 12-month period ending 6/30/2022, outperforming its benchmark, the BofAML U.S. Corp. & Govt. 1-3 Yr. Index, which returned -3.62%.

According to the Wise Fund’s sub-advisor Federated Hermes Investment Management Company (“Federated Hermes”), the first half of the Wise Fund’s fiscal year saw robust issuance of sukuk driven by Islamic investor appetite, the diversification objectives of global funds, and Islamic finance development goals in several countries. Central banks, governments, and multilateral institutions dominated issuance.

Annual Report | 2

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

Global outstanding sukuk reached $711 billion at the end of the first half of fiscal year 2022, around 13% higher year over year. Sustainable sukuk volumes expanded 17% over the same period to $15 billion.

In the second half of the fiscal year, sukuk issuance dropped to $75 billion, owing to high inflation and war in Ukraine. Most core Islamic finance countries saw declines, with only a few exceptions, such as Turkey, Bahrain, and the United Arab Emirates, which presented marginally higher numbers. Issuance in foreign currency also plummeted.

Global credit spreads began widening in the third quarter of the fiscal year alongside the sharp turn in U.S. financial conditions, with markets preparing for more aggressive policy normalization by the Federal Reserve.

One region that benefited from the spike in energy prices over the second half of the Wise Fund’s fiscal year is the Middle East. Having drawn down heavily on fiscal reserves during the depths of the COVID-19 crisis, Federated Hermes noted that several countries in the region saw upside surprises in their fiscal and external accounts. Most countries in the region had budgeted for an average oil price in 2022 of approximately $70, and with oil averaging $104 during the first half of the year, reserves were replenished. The weaker credit of Oman and Bahrain gained the most versus high-grade stable credits such as Saudi Arabia, the UAE, and Kuwait.

Looking ahead, Federated Hermes is reportedly not overly optimistic in the near term about renewed sukuk issuance on par with previous levels. Sukuk are more a complex and time-consuming instrument than conventional bonds; this becomes a detriment to new issuance as rates rise and funding becomes more expensive. At the same time, global energy prices are providing funding for the Middle East region without necessitating tapping the market at higher rates. The good news for investors is that this scenario can lead to positive market technicals for existing sukuk as well as an improving fundamental picture at the issuer level.

The performance quoted represents past performance, which does not guarantee future results. This summary represents the views of the Azzad Funds portfolio managers and sub-advisors as of June 30, 2022. Those views may change, and the Funds disclaim any obligation to advise investors of such changes. The Azzad Funds are self-distributed and available by prospectus only. A free copy of the prospectus, which contains information about the Funds’ risks, fees, and objectives, and other important information, is available at azzadasset.com or by calling 888.350.3369. The Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Year Index tracks the performance of U.S. dollar-denominated investment grade corporate and government public debt issued in the U.S. Domestic bond market, excluding collateralized products. The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell MidCap® Index companies with higher price to book ratios and higher forecasted growth values. The index is unmanaged and an investment cannot be made directly in this or any other index.

Annual Report | 3

AZZAD ETHICAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2022 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2022

	Azzad Ethical Fund	Russell MidCap Growth Index
Six Months	-31.28%	-31.00%
1 Year	-26.46%	-29.57%
3 Year	3.88%	4.25%
5 Year	7.91%	8.88%
10 Year	8.91%	11.51%
Since Inception (1)	5.84%	7.48%

(1) December 22, 2000.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Ethical Fund distributions or the redemption of Ethical Fund shares.  Current performance of the Ethical Fund may be lower or higher than the performance quoted.  The Ethical Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The total annual operating expenses, before any fees waived, were 1.15% for the Ethical Fund per the prospectus that was filed on October 29, 2021.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 6/30/2012 and the value of the account on 6/30/2022. Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Annual Report | 4

AZZAD WISE CAPITAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2022 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2022
	Azzad Wise Capital Fund	ICE BofAML US Corp& Govt 1-3 Yr Index
Six Months	-4.14%	-3.19%
1 Year	-3.46%	-3.62%
3 Year	1.06%	0.31%
5 Year	1.50%	1.09%
10 Year	1.78%	1.04%
Since Inception (1)	1.74%	1.19%

(1) April 6, 2010

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Wise Fund distributions or the redemption of Wise Fund shares.  Current performance of the Wise Fund may be lower or higher than the performance quoted.  The Wise Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The total annual operating expenses, before any fees waived, were 1.20% for the Wise Fund per the prospectus that was filed on October 29, 2021.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

The ICE BofAML US Corp&Gov’t 1-3 Yr Index is comprised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

Cumulative Performance Comparison $10,000 Investment Since Inception

 This chart assumes an initial investment of $10,000 made on 6/30/2012 and the value of the account on 6/30/2022.  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Annual Report | 5

AZZAD ETHICAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2022 (UNAUDITED)

The following chart gives a visual breakdown of the Ethical Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology, 36.61%
Communication Services, 4.10%
Consumer Cyclical, 14.02%
Consumer Defensive, 1.56%
Financial Services, 1.34%
Healthcare, 23.38%
Industrials, 15.54%
Real Estate, 3.45%

The following chart gives a visual breakdown of the Ethical Fund by the industry sectors the underlying securities represent as a percentage of the net assets.

Technology, 35.25%
Other Assets Less Liabilities, 3.71%
Communication Services, 3.95%
Consumer Cyclical, 13.50%
Consumer Defensive, 1.50%
Financial Services, 1.29%
Healthcare, 22.51%
Industrials, 14.97%
Real Estate, 3.32%

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

* See Note 7 for additional disclosures.

Annual Report | 6

AZZAD WISE CAPITAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2022 (UNAUDITED)

 The following chart gives a visual breakdown of the Wise Fund by the security types the underlying securities represent as a percentage of the portfolio of investments.

Real Estate Investment Trusts, 0.34%
Bonds (Sukuk), 69.05%
Common Stocks, 6.88%
Bank Time Deposits, 18.79%
Trade Finance Agreements, 4.94%

The following chart gives a visual breakdown of the Wise Fund by the security types the underlying securities represent as a percentage of net assets.

Real Estate Investment Trusts, 0.32%
Common Stocks, 6.60%
Other Assets Less Liabilities, 4.11%
Bank Time Deposits, 18.02%
Trade Finance Agreements, 4.74%
Bonds (Sukuk), 66.21%

Portfolio allocations are subject to change.

Annual Report | 7

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2022

Shares		Fair Value

COMMON STOCKS - 96.29%

Aircraft & Parts - 1.50%
15,131	HEICO Corp. Class A	$ 1,594,505

Apparel & Other Finished Products of Fabrics & Similar Material - 1.97%
56,291	Levi Strauss & Co. Class A	918,669
4,280	Lululemon Athletica, Inc. (Canada) *	1,166,771
		2,085,440
Biological Products (No Diagnostic Substances) - 5.24%
4,604	Bio-Techne Corp.	1,595,931
9,693	Repligen Corp. *	1,574,143
13,534	Seagen, Inc. *	2,394,706
		5,564,780
Computer Communications Equipment - 2.55%
28,893	Arista Networks, Inc. *	2,708,430

Dental Equipment & Supplies - 1.40%
38,534	Envista Holdings Corp. *	1,485,100

Electrical Work - 1.94%
16,414	Quanta Services, Inc.	2,057,331

Electronic Components & Accessories - 0.95%
9,955	Universal Display Corp.	1,006,849

Electronic Connectors - 0.98%
16,183	Amphenol Corp. Class A	1,041,862

General Industrial Machinery & Equipment - 1.06%
3,844	Zebra Technologies Corp. Class A *	1,129,944

Household Appliances - 1.54%
29,795	A.O. Smith Corp.	1,629,191

Industrial Instruments for Measurement, Display & Control - 2.24%
5,038	Cognex Corp.	214,216
15,687	Keysight Technologies, Inc. *	2,162,453
		2,376,669
Instruments for Measuring & Testing of Electricity & Electric Signals - 2.33%
27,625	Teradyne, Inc.	2,473,819

Laboratory Analytical Instruments - 1.41%
12,614	Agilent Technologies, Inc.	1,498,165

Lumber & Wood Products (No Furniture) - 1.54%
30,027	Trex Co., Inc. *	1,634,069

Measuring & Controlling Devices - 1.47%
26,818	Trimble, Inc. *	1,561,612

The accompanying notes are an integral part of these financial statements.

Annual Report | 8

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2022

Shares		Fair Value

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.71%
6,219	Novanta, Inc. *	$ 754,178

Motors & Generators - 0.97%
4,907	Generac Holdings, Inc. *	1,033,316

Ophthalmic Goods - 0.80%
30,834	National Vision Holdings, Inc. *	847,935

Optical Instruments & Lenses - 1.33%
4,438	KLA Corp.	1,416,077

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 3.23%
20,539	Edwards Lifesciences Corp. *	1,953,054
7,334	Intuitive Surgical, Inc. *	1,472,007
		3,425,061
Pharmaceutical Preparations - 2.92%
47,276	Genmab A/S ADR *	1,535,997
19,605	Horizon Therapeutics PLC (Ireland) *	1,563,695
		3,099,692
Pumps & Pumping Equipment - 1.10%
6,446	IDEX Corp.	1,170,787

Retail-Auto Dealers & Gasoline Stations - 1.46%
14,212	Copart, Inc. *	1,544,276

Retail-Building Materials, Hardware, Garden Supply - 2.30%
48,835	Fastenal Co.	2,437,843

Retail-Department Stores - 0.35%
2,700	Burlington Stores, Inc. *	367,821

Retail-Eating Places - 3.02%
2,450	Chipotle Mexican Grill, Inc. Class A *	3,202,787

Retail-Lumber & Other Building Materials Dealers - 0.61%
10,316	Floor & Décor Holdings, Inc. Class A *	649,495

Retail-Retail Stores - 2.86%
41,985	Petco Health and Wellness Co., Inc. *	618,859
6,255	Ulta Beauty, Inc. *	2,411,177
		3,030,036
Rubber & Plastics Footwear - 0.80%
48,274	On Holding AG Class A (Switzerland) *	853,967

Semiconductors & Related Devices - 7.31%
10,662	Advanced Micro Devices, Inc. *	815,323
42,188	Marvell Technology Group Ltd. (Bermuda)	1,836,444
31,239	Microchip Technology, Inc.	1,814,361
8,561	Monolithic Power Systems, Inc.	3,287,766
		7,753,894

The accompanying notes are an integral part of these financial statements.

Annual Report | 9

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2022

Shares		Fair Value

Services-Business Services - 3.88%
58,415	Costar Group, Inc. *	$ 3,528,850
8,062	Etsy, Inc. *	590,219
		4,119,069
Services-Commercial Physical & Biological Research - 1.12%
5,556	Charles River Laboratories International, Inc. *	1,188,817

Services-Computer Programming, Data Processing, Etc. - 5.85%
3,548	Factset Research Systems, Inc.	1,364,454
18,543	Five9, Inc. *	1,690,009
81,151	Pinterest, Inc. Class A *	1,473,702
12,994	Shutterstock, Inc.	744,686
22,221	The Trade Desk, Inc. Class A *	930,838
		6,203,689
Services-Miscellaneous Amusement & Recreation - 1.09%
5,282	Vail Resorts, Inc.	1,151,740

Services-Prepackaged Software - 14.57%
4,986	Atlassian Corp. PLC Class A (United Kingdom) *	934,376
19,411	Cadence Design Systems, Inc. *	2,912,232
11,125	Crowdstrike Holdings, Inc. Class A *	1,875,230
19,390	Docusign, Inc. *	1,112,598
16,244	Electronic Arts, Inc.	1,976,083
17,257	Guidewire Software, Inc. *	1,225,074
3,005	Okta, Inc. Class A *	271,652
5,924	Paycom Software, Inc. *	1,659,431
4,781	Tyler Technologies, Inc. *	1,589,587
1,422	Veeva Systems, Inc. Class A *	281,613
11,405	Workiva, Inc. *	752,616
26,335	ZoomInfo Technologies, Inc. *	875,375
		15,465,867
Special Industry Machinery - 0.98%
14,459	Azenta, Inc.	1,042,494

Sugar & Confectionery Products - 1.50%
7,403	Hershey Co.	1,592,829

Surgical & Medical Instruments & Apparatus - 4.33%
7,328	Abiomed, Inc. *	1,813,753
37,324	DexCom, Inc. *	2,781,758
		4,595,511
Switchgear & Switchboard Apparatus - 0.19%
795	Littelfuse, Inc.	201,962

Trucking (No Local) - 1.66%
6,852	Old Dominion Freight Line, Inc.	1,756,031

Wholesale-Miscellaneous Durable Goods - 1.36%
4,103	Pool Corp.	1,441,097

The accompanying notes are an integral part of these financial statements.

Annual Report | 10

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2022

Shares		Fair Value

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 1.88%
28,713	Hologic, Inc. *	$ 1,989,811

TOTAL FOR INVESTMENTS (Cost $100,241,047) ** - 96.29%		102,183,848

OTHER ASSETS LESS LIABILITIES, NET - 3.71%		3,941,772

NET ASSETS - 100.00%		$106,125,620

* Non-income producing securities during the period.

** Refer to Note 8 for Tax Cost.

AG - Abbreviation for the German word Aktiengesellschaft.

The accompanying notes are an integral part of these financial statements.

Annual Report | 11

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2022

Shares/Par		Fair Value

COMMON STOCKS - 6.60%

Arrangement of Transportation of Freight & Cargo - 0.17%
3,601	Expeditors International of Washington, Inc.	$ 350,953

Beverages - 0.37%
6,174	The Coca-Cola Co.	388,406
2,305	PepsiCo, Inc.	384,151
		772,557
Construction, Mining & Materials Handling Machinery & Equipment - 0.15%
2,586	Dover Corp.	313,733

Converted Paper & Paperboard Products - 0.18%
2,762	Kimberly-Clark Corp.	373,284

Cutlery, Handtools & General Hardware - 0.11%
2,296	Stanley Black & Decker, Inc.	240,759

Electric Services - 0.19%
5,141	Nextera Energy, Inc.	398,222

Electromedical & Electrotherapeutic Apparatus - 0.15%
3,501	Medtronic PLC (Ireland)	314,215

Electronic & Other Electrical Equipment - 0.16%
4,327	Emerson Electric Co.	344,170

Fabricated Rubber Products - 0.17%
1,180	West Pharmaceutical Services, Inc.	356,797

General Industrial Machinery & Equipment - 0.15%
1,773	Illinois Tool Works, Inc.	323,129

Household Appliances - 0.18%
7,132	A.O. Smith Corp.	389,978

Industrial Inorganic Chemicals - 0.36%
1,502	Air Products & Chemicals, Inc.	361,201
1,398	Linde AG PLC (Ireland)	401,967
		763,168
Industrial Instruments for Measurement, Display, and Control - 0.17%
892	Roper Technologies, Inc.	352,028

Men's & Boy's Furnishings - 0.31%
1,070	Cintas Corp.	399,677
5,812	VF Corp.	256,716
		656,393
Miscellaneous Food Preparations & Kindred Products - 0.16%
4,083	McCormick & Company, Inc.	339,910

The accompanying notes are an integral part of these financial statements.

Annual Report | 12

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2022

Shares/Par		Fair Value

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.14%
2,496	PPG Industries, Inc.	$ 285,393

Perfumes, Cosmetics & Other Toilet Preparations - 0.18%
4,751	Colgate-Palmolive Co.	380,745

Pharmaceutical Preparations - 0.37%
3,436	Abbott Laboratories	373,321
2,319	Johnson & Johnson	411,646
		784,967
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.35%
3,596	Albemarle Corp.	751,492

Retail-Building Materials, Hardware, Garden Supply - 0.17%
1,569	The Sherwin-Williams Co.	351,315

Retail-Lumber & Other Building Materials - 0.18%
2,186	Lowe's Companies, Inc.	381,829

Retail-Variety Stores - 0.13%
1,933	Target Corp.	272,998

Services-Computer Processing & Data Preparation - 0.19%
1,938	Automatic Data Processing, Inc.	407,057

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.53%
4,772	Church & Dwight Co., Inc.	442,173
2,036	Ecolab, Inc.	313,055
2,513	The Procter Gamble Co.	361,344
		1,116,572
Special Industry Machinery (No Metalworking Machinery) - 0.14%
6,670	Pentair PLC (Ireland)	305,286

Specialty Cleaning, Polishing & Sanitation Preparations - 0.16%
2,400	The Clorox Co.	338,352

Steel Works, Blasts Furnaces & Rolling Mills (Coke Ovens) - 0.18%
3,699	Nucor Corp.	386,213

Surgical & Medical Instruments & Apparatus - 0.32%
2,417	3M Co.	312,784
1,440	Becton, Dickinson & Co.	355,003
		667,787
Wholesale-Durable Goods - 0.19%
893	W.W. Grainger, Inc.	405,806

Wholesale-Groceries & Related Products - 0.18%
4,487	Sysco Corp.	380,094

The accompanying notes are an integral part of these financial statements.

Annual Report | 13

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2022

Shares/Par		Fair Value

Wholesale-Motor Vehicle Supplies & New Parts - 0.21%
3,268	Genuine Parts Co.	$ 434,644

TOTAL FOR COMMON STOCKS (Cost $10,118,589) - 6.60%		13,939,846

REAL ESTATE INVESTMENT TRUSTS - 0.32%
1,162	Essex Property Trust, Inc.	303,875
5,477	Realty Income Corp.	373,860
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $697,475) - 0.32%		677,735

SUKUKS - 66.21%

Banks - 10.70%
6,300,000	AHB Sukuk, Ltd., 4.375%, 09/19/2023 (Cayman Islands)	6,346,721
1,000,000	AUB Sukuk, Ltd., Unsecd. Note, Series EMTN, 2.615%, 09/09/2026 (Cayman Islands)	923,294
3,000,000	DIB Sukuk, Ltd., Sr. Unsecd. Note, 2.950%, 02/20/2025 (Cayman Islands)	2,911,977
2,000,000	KIB Sukuk Ltd., Sub., 2.375%, 11/30/2030 (Cayman Islands)	1,861,642
1,500,000	QIB Sukuk, Ltd., Unsecd. Note, Series EMTN, 3.982%, 03/26/2024 (Cayman Islands)	1,506,262
3,000,000	QIIB Senior Sukuk, Ltd., Unsecd. Note, REGS, 4.264%, 03/05/2024 (Cayman Islands)	3,024,498
6,000,000	SIB Sukuk Co. III Ltd. Unsecd. Note, 4.231%, 04/18/2023 (Cayman Islands)	6,031,404
		22,605,798
Basic Materials - 3.20%
6,785,000	Equate Sukuk Spc Ltd. REGS, 3.944%, 02/21/2024 (Kuwait)	6,756,618

Communications Equipment - 3.16%
4,600,000	Axiata Spv2 Bhd, 4.357%, 03/24/2026 (Malaysia)	4,661,479
2,000,000	ICD Sukuk Co. Ltd., 5.000%, 02/01/2027 (Cayman Islands)	2,015,000
		6,676,479
Energy - 3.24%
6,500,000	SA Global Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 0.946%, 06/17/2024 (Cayman Islands) (1)	6,132,425
800,000	SA Global Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 2.694%, 06/17/2031 (Cayman Islands) (1)	702,240
		6,834,665
Financial Services - 3.53%
5,440,000	FAB Sukuk Co. Ltd., REGS, 3.625%, 03/05/2023 (Cayman Islands)	5,451,609
2,000,000	MAF Sukuk Ltd., Sr. Unsecd. Note, 4.500%, 11/03/2025 (Cayman Islands)	1,999,900
		7,451,509
Food and Beverage - 1.42%
3,000,000	Almarai Sukuk, Ltd., 4.311%, 03/05/2024 (Cayman Islands)	3,007,731

Home Construction - 4.85%
6,000,000	Aldar Sukuk Ltd., 4.750%, 09/29/2025 (Cayman Islands)	6,102,840
4,200,000	Esic Sukuk Ltd., 3.939%, 07/30/2024 (Cayman Islands)	4,141,347
		10,244,187
Real Estate - 4.72%
2,800,000	Dar Al-Arkan International Sukuk Co., REGS, 6.875%, 03/21/2023 (Cayman Islands)	2,816,344
1,500,000	DIFC Investments LLC, Note, Series REGS, 4.325% 11/12/2024 (United Arab Emirates)	1,505,625
1,000,000	DAE Sukuk DIFC Ltd., Series 144A, 3.750%, 02/15/2026 (United Arab Emirates) (1)	942,580
4,700,000	EMG Sukuk Ltd., 4.564%, 06/18/2024 (Cayman Islands)	4,705,875
		9,970,424

The accompanying notes are an integral part of these financial statements.

Annual Report | 14

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2022

Shares/Par		Fair Value

Sovereigns - 21.08%
2,000,000	CBB International Sukuk Six, REGS, 5.250%, 03/20/2025 (Bahrain)	$ 1,984,762
500,000	CBB International Sukuk Progr. Co., REGS, 6.250%, 11/14/2024 (Bahrain)	507,885
1,500,000	CBB International Sukuk Progr. SPC., REGS, 6.250%, 11/14/2024 (Bahrain)	1,527,517
1,500,000	CBB International Sukuk Progr. SPC., Series 144A, 3.950%, 09/16/2027 (Bahrain) (1)	1,387,350
1,000,000	CBB International Sukuk Progr. WLL., Series 144A, 3.875%, 05/18/2029 (Bahrain) (1)	878,800
1,000,000	Hazine Mustesarligi, Series REGS, 5.004%, 04/06/2023 (Turkey)	985,930
1,000,000	Hazine Mustesarligi, REGS, 5.004%, 04/06/2023 (Turkey)	982,500
1,000,000	Hazine Mustesarligi, Series 144A, 5.125%, 06/22/2026 (Turkey) (1)	889,200
2,500,000	Oman, Government, Series 144A, 4.397%, 06/01/2024 (Oman) (1)	2,465,850
1,000,000	Oman, Government, Sr. Unsecd. Series REGS, 4.397%, 06/01/2024 (Oman)	989,450
2,500,000	Oman, Government, Series 144A, 5.932%, 10/31/2025 (Oman) (1)	2,552,075
1,000,000	Oman, Government, Series 144A, 4.875%, 06/15/2030 (Oman) (1)	968,750
2,500,000	Perusahaan Pener Indois Sukuk, Series 144A, 2.300%, 06/23/2025 (Indonesia) (1)	2,372,500
2,600,000	Perusahaan Pener Indois Sukuk, Series REGS, 3.300%, 11/21/2022 (Indonesia)	2,598,700
1,000,000	Perusahaan Pener Indois Sukuk, Series REGS, 2.300%, 06/23/2025 (Indonesia)	949,000
3,800,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 3.900%, 08/20/2024 (Indonesia) (1)	3,807,258
1,685,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 4.150%, 03/29/2027 (Indonesia) (1)	1,655,512
3,500,000	Perusahaan Penerbit SBSN Indois Sukuk, REGS, 3.900%, 08/20/2024 (Indonesia)	3,506,685
2,500,000	Ras al-Khaimah, 3.094%, 03/31/2025 (Cayman Islands)	2,434,030
3,000,000	Sharjah Sukuk Ltd., 3.854%, 04/03/2026 (Cayman Islands)	2,981,250
2,300,000	Sharjah Sukuk Ltd., 3.764%, 09/17/2024 (Cayman Islands)	2,302,668
3,000,000	Third Pakistan Int'l Sukuk, REGS, 5.625%, 12/05/2022 (Pakistan)	2,820,000
2,000,000	Wakala Global Sukuk BHD, REGS, 3.043%, 04/22/2025 (Malaysia)	1,976,854
1,000,000	Wakala Global Sukuk BHD, REGS, 3.179%, 04/27/2026 (Malaysia)	991,920
		44,516,446
Supranationals - 4.02%
5,070,000	Apicorp Sukuk, Ltd., 3.141%, 11/01/2022 (Cayman Islands)	5,075,344
2,500,000	IDB Trust Services, Ltd. REGS, 1.957%, 10/02/2024 (Jersey)	2,412,745
1,000,000	IDB Trust Services, Ltd. REGS, 3.389%, 09/26/2023 (Jersey)	1,001,202
		8,489,291
Transportation & Logistics - 2.89%
6,100,000	DP World Cresent, Ltd, Sr. Unsecd. Note, Series REGS, 3.908%, 05/31/2023 (Cayman Islands)	6,098,475

Utilities - 2.35%
2,000,000	Tabreed Sukuk SPC, Ltd, Sr. Unsecd. Note REGS, 5.500%, 10/31/2025 (United Arab Emirates)	2,076,240
3,000,000	TNB Global Ventures Cap., Sr. Unsecd. Note, Series EMTN, 3.244%, 10/19/2026 (Malaysia)	2,897,625
		4,973,865
Wireline Telecommunications Services - 1.05%
2,300,000	Saudi Telecom Co., Series 144A, 3.890%, 05/13/2029 (Saudi Arabia) (1)	2,227,596

TOTAL FOR SUKUKS (Cost $145,471,051) - 66.21%		139,853,084

The accompanying notes are an integral part of these financial statements.

Annual Report | 15

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2022

TRADE FINANCE AGREEMENTS - 4.74% (2) (5)
Shares/Par		Acquisition Date (2)	Cost (2)	Fair Value
Energy - Oil Refining and Marketing - 3.85%
2,465,853	African Export Import Bank DD1, 2.462% (4-month US LIBOR +1.000%), 3/6/2023 (Egypt) (3)	03/09/2022	$ 2,459,853	$ 2,453,277
81,269	Government of Egypt, 2.475%, (12-month US LIBOR +2.500%), 07/05/2022 (Egypt) (3)	07/06/2021	81,132	81,204
81,269	Government of Egypt, 2.475%, (12-month US LIBOR +2.500%), 07/11/2022 (Egypt) (3)	07/14/2021	81,269	81,204
150,643	Government of Egypt, 3.680%, (12-month US LIBOR +4.000%), 09/06/2022 (Egypt) (3)	09/07/2021	150,643	149,211
97,901	Government of Egypt, 2.475%, (12-month US LIBOR +2.500%), 09/08/2022 (Egypt) (3)	09/09/2021	97,901	97,823
114,203	Government of Egypt, 3.680%, (12-month US LIBOR +4.000%), 09/26/2022 (Egypt) (3)	09/27/2021	114,203	113,118
8,077	Government of Egypt, 3.680%, (12-month US LIBOR +4.000%), 10/03/2022 (Egypt) (3)	10/04/2021	8,077	8,000
156,445	Government of Egypt, 3.680%, (12-month US LIBOR +4.000%), 10/13/2022 (Egypt) (3)	10/14/2021	156,445	154,959
234,596	Government of Egypt, 3.680%, (12-month US LIBOR +4.000%), 10/14/2022 (Egypt) (3)	10/15/2021	234,596	232,367
78,002	Government of Egypt, 2.475%, (12-month US LIBOR +2.500%), 10/17/2022 (Egypt) (3)	10/20/2021	78,002	77,939
269,317	Government of Egypt, 2.475%-3.680%, (12-month US LIBOR +2.500%-4.000%), 10/20/2022 (Egypt) (3)	10/21/2021	269,317	268,115
113,730	Government of Egypt, 3.680%, (12-month US LIBOR +4.000%), 10/24/2022 (Egypt) (3)	10/26/2021	113,730	112,650
72,536	Government of Egypt, 3.680%, (12-month US LIBOR +4.000%), 10/27/2022 (Egypt) (3)	10/28/2021	72,536	71,846
149,458	Government of Egypt, 2.475%, (12-month US LIBOR +2.500%), 11/03/2022 (Egypt) (3)	11/04/2021	149,458	149,338
8,626	Government of Egypt, 3.680%, (12-month US LIBOR +4.000%), 11/07/2022 (Egypt) (3)	11/10/2021	8,626	8,544
228,204	Government of Egypt, 3.680%, (12-month US LIBOR +4.000%), 11/14/2022 (Egypt) (3)	11/15/2021-11/16/2021	228,204	226,036
149,458	Government of Egypt, 2.475%, (12-month US LIBOR +2.500%), 11/18/2022 (Egypt) (3)	11/19/2021	149,458	149,339
196,643	Government of Egypt, 2.475%-3.680%, (12-month US LIBOR +2.500%), 11/25/2022 (Egypt) (3)	11/24/2021-11/26/2021	196,643	195,802
47,501	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 12/02/2022 (Egypt) (3)	12/03/2021	47,501	46,774
156,771	Government of Egypt, 2.475%, (12-month US LIBOR +2.500%), 12/08/2022 (Egypt) (3)	12/09/2021	156,771	156,646
85,345	Government of Egypt, 3.680%, (12-month US LIBOR +4.000%), 12/12/2022 (Egypt) (3)	12/13/2021	85,345	84,534
156,774	Government of Egypt, 2.475%, (12-month US LIBOR +2.500%), 12/16/2022 (Egypt) (3)	12/17/2021	156,774	156,649
193,444	Government of Egypt, 2.475%-3.680%, (12-month US LIBOR +2.500%), 12/28/2022 (Egypt) (3)	12/27/2021-12/28/2021	193,444	192,861

The accompanying notes are an integral part of these financial statements.

Annual Report | 16

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2022

Shares/Par		Acquisition Date (2)	Cost (2)	Fair Value
Energy - Oil Refining and Marketing - 3.85% (Continued)
41,490	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 01/03/2023 (Egypt) (3)	01/04/2022	$ 41,490	$ 40,855
81,403	Government of Egypt, 2.475%, (12-month US LIBOR +2.500%), 01/05/2023 (Egypt) (3)	01/06/2022	81,403	81,337
167,654	Government of Egypt, 2.475%-3.680%, (12-month US LIBOR +2.500%), 01/09/2023 (Egypt) (3)	01/11/2022-01/13/2022	167,654	165,836
3,742	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 01/13/2023 (Egypt) (3)	01/13/2022	3,742	3,685
192,550	Government of Egypt, 2.475%-3.680%, (12-month US LIBOR +2.500%), 01/17/2023 (Egypt) (3)	01/04/2022-01/18/2022	192,550	189,685
7,387	Government of Egypt, 2.475%, (12-month US LIBOR +2.500%), 01/19/2023 (Egypt) (3)	01/20/2022	7,387	7,382
43,175	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 01/20/2023 (Egypt) (3)	01/21/2022	43,175	42,514
242,629	Government of Egypt, 2.475%, (12-month US LIBOR +2.500%), 01/23/2023 (Egypt) (3)	01/27/2022-02/24/2022	242,629	242,436
124,749	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 01/26/2023 (Egypt) (3)	01/27/2022	124,749	122,841
42,571	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 01/30/2023 (Egypt) (3)	01/31/2022	42,571	41,919
41,850	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 02/02/2023 (Egypt) (3)	02/03/2022	41,850	41,210
85,470	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 02/03/2023 (Egypt) (3)	02/04/2022	85,470	84,164
33,836	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 02/06/2023 (Egypt) (3)	02/08/2022	33,836	33,317
86,920	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 02/09/2023 (Egypt) (3)	02/10/2022	86,920	85,592
146,341	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 02/13/2023 (Egypt) (3)	02/14/2022-02/17/2022	146,341	144,102
43,550	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 02/17/2023 (Egypt) (3)	02/17/2022	43,550	42,884
85,087	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 02/21/2023 (Egypt) (3)	02/18/2022	85,087	83,786
88,478	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 02/27/2023 (Egypt) (3)	02/28/2022-03/01/2022	88,478	87,124
82,777	Government of Egypt, 2.475%, (12-month US LIBOR +2.500%), 03/06/2023 (Egypt) (3)	03/07/2022-03/09/2022	82,777	82,711
14,297	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 03/09/2023 (Egypt) (3)	03/14/2022	14,297	14,078
137,588	Government of Egypt, 2.475%-3.680%, (12-month US LIBOR +2.500%), 03/10/2023 (Egypt) (3)	03/11/2022	137,588	136,842
115,682	Government of Egypt, 2.475%-3.680%, (12-month US LIBOR +2.500%), 03/13/2023 (Egypt) (3)	03/14/2022-03/16/2022	115,682	114,101
108,081	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 03/20/2023 (Egypt) (3)	03/21/2022-03/23/2022	108,081	106,426

The accompanying notes are an integral part of these financial statements.

Annual Report | 17

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2022

Shares/Par		Acquisition Date (2)	Cost (2)	Fair Value
Energy - Oil Refining and Marketing - 3.85% (Continued)
31,176	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 03/27/2023 (Egypt) (3)	03/29/2022	$ 31,176	$ 30,699
25,882	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 03/30/2023 (Egypt) (3)	03/31/2022	25,882	25,486
77,718	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 04/03/2023 (Egypt) (3)	04/06/2022	77,718	76,529
15,910	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 05/11/2023 (Egypt) (3)	05/10/2022	15,910	15,666
75,497	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 05/12/2023 (Egypt) (3)	05/13/2022	75,497	74,340
13,722	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 05/22/2023 (Egypt) (3)	05/23/2022	13,722	13,512
74,475	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 06/02/2023 (Egypt) (3)	06/03/2022-06/07/2022	74,475	73,334
2,290	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 06/05/2023 (Egypt) (3)	06/07/2022	2,290	2,255
38,925	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 06/09/2023 (Egypt) (3)	06/10/2022	38,925	38,330
150,980	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 06/16/2023 (Egypt) (3)	06/16/2022	150,980	148,670
118,562	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 06/20/2023 (Egypt) (3)	06/21/2022	118,562	116,748
247,103	Government of Egypt, 3.680%, (12-month US LIBOR +2.500%), 06/22/2023 (Egypt) (3)	06/23/2022-06/27/2022	247,103	243,323
			8,179,475	8,121,955

Foreign Sovereign - 0.89%
110,801	Government of Pakistan, 2.713%, (12-month US LIBOR +2.500%), 07/05/2022 (Pakistan) (3)	07/07/2021	110,801	110,347
150,004	Government of Pakistan, 2.711%, (12-month US LIBOR +2.500%), 07/07/2022 (Pakistan) (3)	07/08/2021	150,004	149,389
103,240	Government of Pakistan, 2.714%, (12-month US LIBOR +2.500%), 07/14/2022 (Pakistan) (3)	07/15/2021	103,240	102,817
154,430	Government of Pakistan, 2.715%, (12-month US LIBOR +2.500%), 07/15/2022 (Pakistan) (3)	07/16/2021	154,430	153,797
121,243	Government of Pakistan, 2.717%, (12-month US LIBOR +2.500%), 07/21/2022 (Pakistan) (3)	07/22/2021	121,243	120,746
107,621	Government of Pakistan, 2.711%, (12-month US LIBOR +2.500%), 07/25/2022 (Pakistan) (3)	07/26/2021	107,621	107,180
171,935	Government of Pakistan, 2.708%, (12-month US LIBOR +2.500%), 07/29/2022 (Pakistan) (3)	07/30/2021	171,935	171,230
311,184	Government of Pakistan, 2.703%-2.705%, (12-month US LIBOR +2.500%), 08/01/2022 (Pakistan) (3)	08/02/2021-08/04/2021	311,184	309,908
118,028	Government of Pakistan, 2.710%, (12-month US LIBOR +2.500%), 08/04/2022 (Pakistan) (3)	08/05/2021	118,028	117,544
172,199	Government of Pakistan, 2.710%, (12-month US LIBOR +2.500%), 08/05/2022 (Pakistan) (3)	08/06/2021	172,199	171,493

The accompanying notes are an integral part of these financial statements.

Annual Report | 18

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2022

Shares/Par		Acquisition Date (2)	Cost (2)	Fair Value
Foreign Sovereign - 0.89% (Continued)
120,454	Government of Pakistan, 2.711%-2.715%, (12-month US LIBOR +2.500%), 08/08/2022 (Pakistan) (3)	08/10/2021-08/12/2021	$ 120,454	$ 119,959
111,616	Government of Pakistan, 2.708%, (12-month US LIBOR +2.500%), 08/15/2022 (Pakistan) (3)	08/18/2021	111,616	111,159
112,107	Government of Pakistan, 2.695%, (12-month US LIBOR +2.500%), 09/12/2022 (Pakistan) (3)	09/14/2021	112,107	111,647
28,288	Government of Pakistan, 2.702%, (12-month US LIBOR +2.500%), 09/23/2022 (Pakistan) (3)	09/24/2021	28,288	28,172
			1,893,150	1,885,388

TOTAL FOR TRADE FINANCE AGREEMENTS (Cost $10,072,625) - 4.74%			10,072,625	10,007,343

BANK TIME DEPOSITS - 18.02% (4)
13,183,651	Arab Banking Corp., NY Branch, 1.430% - 1.950%, 07/13/2022 - 10/24/2022 (Bahrain)			13,183,651
7,000,000	Gulf International Bank (UK), 01.450% - 2.300%, 09/09/2022 - 11/28/2022 (Bahrain)			7,000,000
6,500,377	Maybank Islamic Bank, 0.920% - 1.850%, 09/12/2022 - 11/18/2022 (Malaysia)			6,500,377
11,379,231	Qatar National Bank, 0.600% - 2.440%, 07/07/2022 - 12/08/2022 (Qatar)			11,379,231
TOTAL FOR BANK TIME DEPOSITS (Cost $38,063,259) - 18.02%				38,063,259

TOTAL FOR INVESTMENTS (Cost $204,422,999) ** - 95.89%				202,541,267

OTHER ASSETS LESS LIABILITIES, NET - 4.11%				8,671,031

NET ASSETS - 100.00%				$211,212,298

** Refer to Note 8 for Tax Cost.

(1) Denotes a restricted security that may be sold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At June 30, 2022 these liquid restricted securities amount to $26,982,136, which represented 12.77% of total net assets.

(2) Denotes a restricted and/or an illiquid security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales; or (c) is considered an illiquid security as defined by the Investment Company Act of 1940. At June 30, 2022, these restricted and/or illiquid securities amounted to $10,007,343, which represented 4.74% of total net assets and are level 3 securities.

(3) Floating/variable note with current rate and current maturity or next reset date shown.

(4) Variable rate instrument, varying maturity dates ranging from one month to twelve months; 7 day demand redemption clause per deposit.

(5) Trade Finance Agreement rates shown are net of ITFC Mudarib Fee which range from 1% - 10%, depending on the agreement.

LIBOR – London Inter-Bank Offered Rate, which is an international interest rate benchmark that almost all banks use as reference to set their funding costs. The use of LIBOR as a benchmark is in transition and will cease on June 30, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report | 19

AZZAD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2022

The accompanying notes are an integral part of these financial statements.

Annual Report | 20

AZZAD FUNDS

STATEMENTS OF OPERATIONS

For the year ended June 30, 2022

The accompanying notes are an integral part of these financial statements.

Annual Report | 21

AZZAD ETHICAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended 6/30/2022	Year Ended 6/30/2021
Increase (Decrease) in Net Assets From Operations:		
Net Investment Loss	$ (938,090)	$ (765,888)
Net Realized Gain on Investments	194,302	23,161,049
Unrealized Appreciation (Depreciation) on Investments	(38,559,194)	14,351,307
Net Increase (Decrease) in Net Assets Resulting from Operations	(39,302,982)	36,746,468
Distributions to Shareholders	(17,156,568)	(6,556,750)
Capital Share Transactions	25,054,479	6,294,478
Total Increase (Decrease) in Net Assets	(31,405,071)	36,484,196
Net Assets:		
Beginning of Year	137,530,691	101,046,495
End of Year	$ 106,125,620	$ 137,530,691

The accompanying notes are an integral part of these financial statements.

Annual Report | 22

AZZAD WISE CAPITAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended 6/30/2022	Year Ended 6/30/2021
Increase (Decrease) in Net Assets From Operations:		
Net Investment Income	$ 2,630,188	$ 1,948,457
Net Realized Gain on Investments	284,119	274,595
Unrealized Appreciation (Depreciation) on Investments	(10,700,592)	4,982,755
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,786,285)	7,205,807
Distributions to Shareholders	(3,456,028)	(1,840,477)
Capital Share Transactions	27,022,761	39,032,288
Total Increase in Net Assets	15,780,448	44,397,618
Net Assets:		
Beginning of Year	195,431,850	151,034,232
End of Year	$ 211,212,298	$ 195,431,850

The accompanying notes are an integral part of these financial statements.

Annual Report | 23

AZZAD ETHICAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

For the Years Ended				
	6/30/2022	6/30/2021	6/30/2020	6/30/2019	6/30/2018
Net Asset Value, at Beginning of Year	$ 20.13	$ 15.57	$ 14.84	$ 14.18	$ 13.88
Income From Investment Operations:					
Net Investment Income (Loss) *	(0.12)	(0.12)	(0.04)	0.00 ^	(0.01)
Net Gain (Loss) on Securities (Realized and Unrealized)	(4.53)	5.71	1.71	1.43	2.31
Total from Investment Operations	(4.65)	5.59	1.67	1.43	2.30
Distributions:					
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	(2.43)	(1.03)	(0.94)	(0.77)	(2.00)
Total Distributions	(2.43)	(1.03)	(0.94)	(0.77)	(2.00)
Redemption Fees (a)	0.00	0.00 ^	0.00 ^	0.00 ^	0.00 ^
Net Asset Value, at End of Year	$ 13.05	$ 20.13	$ 15.57	$ 14.84	$ 14.18
Total Return **	(26.46)%	36.53%	11.63%	11.24%	17.37%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 106,126	$ 137,531	$ 101,046	$ 88,513	$ 80,698
Before Waivers					
Ratio of Expenses to Average Net Assets	1.12%	1.15%	1.15%	1.14%	1.15%
Ratio of Net Investment Loss to Average Net Assets	(0.82)%	(0.80)%	(0.42)%	(0.15)%	(0.25)%
After Waivers					
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.69)%	(0.64)%	(0.26)%	0.00%	(0.09)%
Portfolio Turnover	26.23%	64.12%	34.77%	49.29%	28.83%

(a) The Fund charged a 2.00% redemption fee on shares redeemed within 90 days of purchase. Effective November 1, 2020, the Fund no longer charges a redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report | 24

AZZAD WISE CAPITAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

For the Years Ended				
	6/30/2022	6/30/2021	6/30/2020	6/30/2019	6/30/2018
Net Asset Value, at Beginning of Year	$ 11.00	$ 10.65	$ 10.57	$ 10.43	$ 10.45
Income From Investment Operations:					
Net Investment Income *	0.13	0.12	0.17	0.18	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.50)	0.35	0.08	0.19	(0.04)
Total from Investment Operations	(0.37)	0.47	0.25	0.37	0.09
Distributions:					
Net Investment Income	(0.15)	(0.10)	(0.17)	(0.19)	(0.11)
Realized Gains	(0.03)	(0.02)	0.00	(0.04)	0.00
Total Distributions	(0.18)	(0.12)	(0.17)	(0.23)	(0.11)
Redemption Fees (a)	0.00	0.00 ^	0.00 ^	0.00 ^	0.00 ^
Net Asset Value, at End of Year	$ 10.45	$ 11.00	$ 10.65	$ 10.57	$ 10.43
Total Return **	(3.46)%	4.39%	2.41%	3.63%	0.90%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 211,212	$ 195,432	$ 151,034	$ 139,638	$ 110,494
Before Waivers/Recoupment					
Ratio of Expenses to Average Net Assets	0.98%	1.20% +	1.42%	1.43%	1.44%
Ratio of Net Investment Income to Average Net Assets	1.14%	1.01%	1.52%	1.58%	1.05%
After Waivers/Recoupment					
Ratio of Expenses to Average Net Assets	0.89%	1.08% +	1.29%	1.29%	1.29%
Ratio of Net Investment Income to Average Net Assets	1.23%	1.14%	1.64%	1.72%	1.20%
Portfolio Turnover	26.47%	22.06%	50.14%	39.40%	40.14%

(a) The Fund charged a 2.00% redemption fee on shares redeemed within 90 days of purchase. Effective November 1, 2020, the Fund no longer charges a redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

+ As of January 1, 2021, the Adviser reduced its annual management fee to 0.80% of the average daily net assets and reduced its annual fund operating expenses after fee waiver and/or expense reimburesement to 0.89% of the average daily net assets.

The accompanying notes are an integral part of these financial statements.

Annual Report | 25

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2022

Note 1.

Organization

The Azzad Funds (the "Trust") is an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act"). The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), which commenced operations on December 22, 2000 and is a registered, diversified fund, and the Azzad Wise Capital Fund (the “Wise Fund”), which commenced operations on April 6, 2010 and is a registered, diversified fund, (collectively the "Funds"). Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 4).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term total returns using means that are consistent with the Adviser’s ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including separately managed (wrap) programs.

Each of Ethical Fund’s and Azzad Wise Fund’s classifications are “diversified” for purposes of the 1940 Act. This means that each Fund, with respect to 75% of its total assets, may not purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies) if, as a result (i) more than 5% of each Fund’s total assets would be invested in securities of that issuer, or (ii) each Fund would hold more than 10% of the outstanding voting securities of that issuer.

Note 2.

Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The Funds follow the accounting and reporting guidance of Financial Accounting Standards Board Accounting Standard Codification 946 and Accounting Standards Update 2013-08 applicable to investment companies.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Annual Report | 26

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022

The Wise Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, income, and foreign withholding taxes recorded on the Wise Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gain/(loss) on the statement of operations also includes realized gain distributions received from Real Estate Investment Trusts (“REITS”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date.  Sukuk income and income from other investments in the Wise Fund are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019-2021) or expected to be taken on the Funds’ 2022 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Annual Report | 27

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2022, the Funds did not incur any interest or penalties.

Cash – During the ordinary course of business, the Funds hold cash balances at a major financial institution that are held to meet short-term liquidity requirements, rather than for investment purposes. The cash balances may exceed federally insured limits. The Funds have not experienced losses on these accounts, and management believes the Funds are not exposed to significant risks on such accounts.

Restricted and Illiquid Securities - Each Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities by the Adviser, for purposes of the 15% limitation, pursuant to procedures adopted by the Board of Trustees of the Trust (the “Board”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

Redemption Fees- As of November 1, 2020, the Board approved the removal of the redemption fees. Prior to November 1, 2020, the Ethical Fund and the Wise Fund each charged a 2.00% redemption fee for shares redeemed within 90 days of investment.  These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The Funds retained the fees charged as an increase in paid-in capital and such fees became part of each Fund’s daily NAV calculation.  See Note 5.

Dividends and Distributions to Shareholders- The Ethical Fund intends to distribute substantially all of its net investment income as dividends to their shareholders on at least an annual basis. Net investment income in Wise Fund, if any, is declared as dividends and paid monthly. The Funds intend to distribute their net realized capital gains at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate

Annual Report | 28

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022

characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.   Please see Note 8 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Note 3. Securities Valuations

Processes and Structure

The Board has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board.

The Board has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the Adviser to apply those methods in making fair value determinations, subject to Board oversight. The Adviser has established a Valuation Committee to oversee the implementation of these Procedures. The Valuation Committee has the responsibility of determining the fair value of each of the Fund’s securities or other assets in the absence of readily available market quotations. The Valuation Committee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The Valuation Committee meets annually and on an as needed basis. The Valuation Committee reviews its own fair value decisions and reports to the Board on all fair valuation decisions that are made. The Board reviews all valuation decisions made by the Valuation Committee and evaluates whether the Valuation Committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

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AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2.

Sukuks. The Wise Fund invests in Sukuks. Sukuks are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuks grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as

Annual Report | 30

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022

well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuks do not earn interest payments.

Sukuks may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate Sukuks based on their credit quality and the issuer’s ability to pay investors. Sukuks receive ratings that look exactly like conventional bonds. At June 30, 2022, 66.21% of the Wise Fund’s net assets were invested in Sukuks.  These instruments will be categorized as level 2 investments in the fair value hierarchy.

Trade Finance Agreements.  Trade finance agreements in which the Wise Fund may invest consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects, such as, for example, facilities for pre-export finance, process and commodities finance, receivables financing, factoring or forfeiting, trade credit insurance, letters of credit and other documentary credits, documentary collection, promissory notes, bills of exchange and other negotiable instruments.  The Wise Fund may invest in such investments by way of purchase, assignment, participation, guarantee, insurance or another financial instrument.  Trade finance agreement transactions may include both domestic and international transactions, and may include sellers of goods or services, buyers of such goods or services, intermediaries such as banks and other financial institutions as lenders, insurers, and other parties.    A trade finance agreement transaction can involve various structures.  For example, while a seller (or exporter) can require a purchaser (an importer) to prepay for goods shipped, the purchaser (importer) may wish to reduce risk by requiring the seller to document the goods that have been shipped. Banks, financial institutions or other lenders may assist by providing various forms of support, such as a letter of credit provided by the importer’s bank to the exporter (or the exporter's bank) providing for payment upon presentation of certain documents (for example, a bill of lading). The exporter's bank also may make a loan (by advancing funds) to the exporter on the basis of the export contract.

Trade Finance agreements are located primarily in or have exposure to global emerging markets. As such, the Wise Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance agreements asset class such as liquidity risk, credit rating risk, and counter-party risk. The Wise Fund will only invest in trade finance agreements related securities if it is determined that this investment is in accordance with the Wise Fund’s ethical investment philosophy. Trade finance agreements will be categorized as level 3 investments in the fair value hierarchy. Trade finance agreements are considered illiquid securities as defined by the 1940 Act. The Wise Fund’s investments in trade finance agreements at June 30, 2022 represented 4.74% of the Wise Fund’s net assets.

Bank Time Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated

Annual Report | 31

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022

profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with monthly indicative profit rates for their investments.  Bank time deposits will be categorized as level 2 investment in the fair value hierarchy. The Wise Fund’s investments in bank deposits represented 18.02% of its net assets at June 30, 2022.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of June 30, 2022:

Ethical Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$102,183,848	$ -	$ -	$102,183,848
	$102,183,848	$ -	$ -	$102,183,848

There were no significant transfers into or out of level 1, level 2, or level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of level 1, level 2, and level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the year ended June 30, 2022.

Wise Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 13,939,846	$ -	$ -	$ 13,939,846
Real Estate Investment Trusts	677,735	-	-	677,735
Sukuks *	-	139,853,084	-	139,853,084
Trade Finance Agreements *	-	-	10,007,343	10,007,343
Bank Time Deposits	-	38,063,259	-	38,063,259
	$ 14,617,581	$177,916,343	$10,007,343	$202,541,267

* Industry classifications for these categories are detailed in each Fund’s Schedule of Investments.

There were no significant transfers into or out of level 1, level 2 or level 3 during the period. It is the Wise Fund’s policy to recognize transfers into and out of level 1, level 2 and level 3 at the end of the reporting period.

Annual Report | 32

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022

Following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Trade Finance Agreements
Balance as of 6/30/2021	$ 7,139,102
Change in Unrealized Appreciation/(Depreciation)	(77,404)
Realized Gain/(Loss)	-
Purchases	10,085,911
Sales	(7,140,266)
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2022	$ 10,007,343

The Wise Fund uses a pricing service to provide price evaluations for level 3 Trade Finance Agreements. The values supplied by the pricing service under this agreement are determined by market quotations where such quotations are available, fair value where market quotations are not available. Unless otherwise stated the valuations are marked Mid-Market for each transaction and are derived from proprietary models. The quantitative unobservable inputs used by the pricing service may be based upon a number of factors including, but not limited to, current prices quoted, valuation of underlying assets, market liquidity, the pricing service’s proprietary models and assumptions (which are subject to change without notice) and publicly available information.

Note 4.

Transactions with the Adviser and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Adviser") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Adviser receives a monthly management fee at the annual rate of 0.80% of the average daily net assets for each of the Ethical Fund and the Wise Fund.

For the year ended June 30, 2022, the Adviser earned $1,084,544 and $1,716,969 in advisory fees for the Ethical Fund and Wise Fund, respectively. At June 30, 2022, the Adviser was owed $41,764 and $74,210 in advisory fees for the Ethical Fund and Wise Fund, respectively.

The Adviser has agreed to contractually waive all or a portion of its fees or reimburse each Fund for certain operating expenses, to the extent necessary to limit each Fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% and 0.89% of the average daily net assets of the Ethical Fund and Wise Fund, respectively until at least December 1, 2023. Any waiver or reimbursement of operating expenses by the Adviser is subject to

Annual Report | 33

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022

repayment by the respective Fund within three years after such reimbursement or waiver occurred, if the Board approves such reimbursement and the Fund is able to make the repayment without exceeding the expense limitations in place at either the time of the waiver or reimbursement occurred or any expense limitation then in effect. For the year ended June 30, 2022, the Adviser waived fees of $174,187 for the Ethical Fund and $192,972 for the Wise Fund.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Funds.  Fees waived or expenses may be paid to the Adviser during the following three-year period to the extent that payment of such expenses does not cause a Fund to exceed the expense limitation.  As of June 30, 2022, the unreimbursed amounts paid or waived by the Adviser on behalf of the Ethical Fund and Wise Fund are $510,447 and $603,515, respectively.  As of June 30, 2022, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable in Fiscal Year Ending	Ethical Fund	Wise Fund
June 30, 2020	June 30, 2023	$ 146,669	$ 189,404
June 30, 2021	June 30, 2024	$ 189,591	$ 221,139
June 30, 2022	June 30, 2025	$ 174,187	$ 192,972

Sub-Advisory Agreement – The Adviser entered into a Sub-Advisory Agreement with Delaware Investments Fund Advisers (“DIFA”) on April 30, 2021, on behalf of the Ethical Fund. Under the Sub-Advisory Agreement between the Adviser and DIFA, DIFA earned an annual sub-advisory fee equal to a flat fee of 0.25% of the Ethical Fund’s average daily net assets. The sub-advisory fee was paid to DIFA by the Adviser, not the Ethical Fund directly, and therefore is included in the advisory fees paid by the Ethical Fund. For the year ended June 30, 2022, DIFA earned $338,702 in sub-advisory fees for the Ethical Fund.

The Adviser entered into a Sub-Advisory Agreement with Federated Investment Management Company (“Federated”) on March 10, 2014, on behalf of the Wise Fund. The sub-advisory fee paid to Federated is paid by the Adviser, not the Wise Fund and therefore is included in the advisory fees paid by the Wise Fund. The Wise Fund receives additional research services and investment management expertise, from a reputable investment manager without any additional expense to the Wise Fund. For the year ended June 30, 2022, Federated earned $490,820 in sub-advisory fees for the Wise Fund.

The Adviser entered into a Sub Sub-Advisory Agreement with Federated and Federated Hermes (UK) LLP (“Federated Hermes”) on July 26, 2021, on behalf of the Wise Fund. Federated and the Adviser retained Federated Hermes, an affiliate of Federated, to provide assistance in carrying out Federated’s duties as the Wise Fund’s sub-adviser. The Adviser oversees each of Federated and Federated Hermes and will be responsible for the day-to-day portfolio management of the Wise Fund related to the dividend-yielding equity portion of the Wise Fund’s portfolio and for ensuring that the Wise Fund’s

Annual Report | 34

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022

holdings and portfolio management complies with its ethical investment restrictions.  Under the terms of the Sub-Subadvisory Agreement, Federated Hermes’ sub-subadvisory fee is paid by Federated, from the sub-advisory fee that Federated receives, and not directly by the Fund or the Adviser, and therefore does not increase the advisory fees paid by the Wise Fund.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser.  Pursuant to the Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Adviser $750 per month, per Fund. For the year ended June 30, 2022, the Adviser earned $8,997 from each Fund for administrative services.  As of June 30, 2022, the Ethical Fund and the Wise Fund each owed the Adviser $1,504 in administrative fees.

Note 5.

Capital Share Transactions

Each Fund is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years ended June 30, 2022 and 2021:

Ethical Fund	Year Ended 6/30/2022		Year Ended 6/30/2021
	Shares	Amount	Shares	Amount
Shares Sold	2,226,584	$ 40,809,273	1,480,772	$ 26,916,099
Shares issued in reinvestment of distributions	936,346	16,957,224	197,488	3,619,965
Redemption fees	-	-	-	111
Shares redeemed	(1,860,763)	(32,712,018)	(1,339,224)	(24,241,697)
Net Increase	1,302,167	$ 25,054,479	339,036	$ 6,294,478

As of June 30, 2022, paid-in-capital totaled $105,579,722.

The following is a summary of capital share activity for the years ended June 30, 2022 and 2021:

Wise Fund	Year Ended 6/30/2022		Year Ended 6/30/2021
	Shares	Amount	Shares	Amount
Shares Sold	7,310,776	$ 79,604,892	9,476,617	$ 103,135,703
Shares issued in reinvestment of distributions	252,119	2,724,054	42,543	462,770
Redemption fees	-	-	-	68
Shares redeemed	(5,119,209)	(55,306,185)	(5,939,335)	(64,566,253)
Net Increase	2,443,686	$ 27,022,761	3,579,825	$ 39,032,288

As of June 30, 2022, paid-in-capital totaled $212,989,280.

Annual Report | 35

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022

As of November 1, 2020, the Board approved the removal of the redemption fees. Prior to November 1, 2020, shareholders of the Funds were subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 90 days after their purchase. The tables above reflect the redemption fees collected from shareholders of the Ethical and Wise Funds, respectively, and reclassified to paid-in-capital.

Note 6.

Investment Transactions

For the year ended June 30, 2022, purchases and sales of investment securities other than short-term investments aggregated $41,869,905 and $33,855,101, respectively, for the Ethical Fund. For the year ended June 30, 2022, the purchases and sales of investment securities other than short-term investments aggregated $56,537,215 and $44,077,684, respectively, for the Wise Fund.

Note 7. Concentration of Risk

The Wise Fund invests in securities of non-U.S. and U.S. issuers.  Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.  As of June 30, 2022, the diversification of countries was as follows:

Country	Percentage of Net Assets
Cayman Islands	37.19%
Bahrain	12.53%
Malaysia	8.07%
Indonesia	7.04%
United States	6.44%
Qatar	5.39%
Egypt	3.85%
Oman	3.31%
Kuwait	3.20%
Pakistan	2.23%
United Arab Emirates	2.14%
Jersey	1.61%
Turkey	1.36%
Saudi Arabia	1.05%
Ireland	0.48%

Investing in foreign securities involves risks not typically associated with U.S. investments, including, among others, adverse fluctuations in foreign currency values as well as adverse political, social, and economic developments affecting a foreign country, less publicly available information, more volatile or less liquid securities markets, restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, potential difficulties in enforcing contractual obligations, less revealing accounting practices, inadequate or irregular regulation, and more volatile performance. Foreign financial markets may also have fewer investor protections. Foreign companies may also

Annual Report | 36

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022

receive less coverage than U.S. companies by market analysts and the financial press. These factors may prevent the Wise Fund and the Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the U.S. There is also the risk of confiscation, taxation, currency blockage, or political or social instability.

Changes in the laws of the Cayman Islands, in which the Wise Fund makes investments could negatively affect the Wise Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on entities organized in the Cayman Islands in which the Wise Fund may invest. If Cayman Islands law changes such that a Cayman Islands entity must pay Cayman Islands taxes, Wise Fund shareholders would likely suffer decreased investment returns. Further, entities organized in the Cayman Islands are generally not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Concentration Risk: To the extent the Fund’s investments are concentrated in a particular sector or group of sector, the Fund may be susceptible to loss due to adverse occurrences affecting that sector or group of sectors.

Technology Sector Risk: Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Note 8.

Tax Matters

As of June 30, 2022, the tax basis components, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments	$100,241,047	$204,422,999

Gross tax appreciation of investments	$ 18,645,777	$ 4,439,512
Gross tax depreciation of investments	$(16,702,976)	$ (6,321,244)
Net tax appreciation (depreciation)	$ 1,942,801	$ (1,881,732)

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June

Annual Report | 37

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022

30, 2022 the Funds’ most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

	Ethical Fund	Wise Fund
Unrealized appreciation (depreciation) on investments	$ 1,942,801	$(1,881,732)
Undistributed ordinary income (loss)	-	5,284
Post-October capital loss deferral	(1,058,863)	-
Post-December net investment loss	(401,681)	-
Undistributed long-term capital gains	63,641	99,466
	$ 545,898	$(1,776,982)

Under current tax law, certain capital losses realized after October 31, and certain ordinary losses realized after December 31 but before the end of the fiscal year (“Post-October Losses” and “Late Year Losses”, respectively) may be deferred and treated as occurring on the first business day of the following fiscal year. The Ethical Fund incurred and elected to defer $1,460,544 of such late year losses.

The Ethical Fund has recorded a reclassification in the capital accounts. As of June 30, 2022, the Ethical Fund recorded permanent book/tax differences of $536,409 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund.

The Funds paid the following distributions for the years ended June 30, 2022 and 2021:

Ethical Fund
Year Ended	$ Amount	Tax Character
6/30/2022	$ 556,924	Ordinary Income
6/30/2022	$16,599,644	Long-Term Capital Gain

Year Ended	$ Amount	Tax Character
6/30/2021	$ 25,817	Ordinary Income
6/30/2021	$ 6,530,933	Long-Term Capital Gain

Wise Fund
Year Ended	$ Amount	Tax Character
6/30/2022	$ 2,932,862	Ordinary Income
6/30/2022	$ 523,166	Long-Term Capital Gain

Year Ended	$ Amount	Tax Character
6/30/2021	$ 1,592,344	Ordinary Income
6/30/2021	$ 248,133	Long-Term Capital Gain

Annual Report | 38

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022

Note 9.

Distribution Plan

The Funds maintain that certain Amended and Restated Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows each Fund to pay distribution expenditures incurred in connection with the sale and promotion of such Fund and the furnishing of services to shareholders of the Fund.  The Plan provides that the Fund may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of Ethical Fund and Wise Fund, respectively.  Under the Plan,  permitted expenditures include: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund’s shares and their shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of Shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports for each Fund’s shares for recipients other than existing shareholders; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating the Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Shares, either directly or through other persons with which the Trust has entered into agreements related to the Plan.  Because these expenses are paid out of each Fund’s respective assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the year ended June 30, 2022, the Ethical Fund incurred $203,352 in distribution fees and the Wise Fund incurred $107,306 in distribution fees.

Note 10.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the funds under Section 2(a)(9) of the 1940 Act.  As of June 30, 2022, Charles Schwab & Co., Inc. (“Schwab”), in aggregate, owned approximately 56% and 74% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, Schwab may be deemed to control both Funds.

Annual Report | 39

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2022

Note 11.  Indemnifications

In the normal course of business, each Fund enters into contracts that contain general indemnification to other parties. A Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Funds expect the risk of loss to be remote.

Note 12. Market Risk

Overall market risks may affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

Note 13. New Accounting Pronouncements

In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2021-01 "Reference Rate Reform (Topic 848)".  ASU No. 2021-01 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates.  The temporary relief provided by ASU No. 2021-01 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2022.  Management does not expect ASU No. 2021-01 to have a material impact on the financial statements.

Note 14. Subsequent Events

On July 29, 2022, the Wise Fund paid shareholders of record at July 28, 2022, a net investment income distribution of $257,266, equivalent to $0.012769 per share. Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

Annual Report | 40

AZZAD FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  To the Shareholders and Board of Trustees

  The Azzad Ethical Fund and Azzad Wise Capital Fund,

   each a Series of the Azzad Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Azzad Ethical Fund (the “Ethical Fund”) and Azzad Wise Capital Fund (the “Wise Fund”), each a series of The Azzad Funds, (the “Funds”), including the schedules of investments, as of June 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of June 30, 2022, by correspondence with the custodian, clearing organizations and banks.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds auditor since 2005

Abington, Pennsylvania

August 23, 2022

Annual Report | 41

AZZAD FUNDS

EXPENSE ILLUSTRATION

JUNE 30, 2022 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2022 through June 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Ethical Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2022	June 30, 2022	January 1, 2022 to June 30, 2022

Actual	$1,000.00	$687.20	$4.14
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.89	$4.96

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Wise Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2022	June 30, 2022	January 1, 2022 to June 30, 2022

Actual	$1,000.00	$958.56	$4.32
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.38	$4.46

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report | 42

AZZAD FUNDS

TRUSTEES AND OFFICERS

JUNE 30, 2022 (UNAUDITED)

 TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 73	Trustee, Indefinite, Since 2000	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)	None
Umbereen R. Ahmed 8220 Crestwood Heights Drive, 1010 Mclean, VA 22102 Age: 48	Trustee, Indefinite, Since 2020	2	Member of the executive sales team at Salesforce (2020 to present). Prior to joining Salesforce, Ms. Ahmed held various sales and executive positions with Microsoft.	None
Damani Ingram, Esq. 8609 Waterside Court, Laurel, MD 20723 Age: 50	Trustee, Indefinite, Since 2020	2	Partner and Managing Attorney of The Ingram Firm, LLC (since 2001 to present), Columbia, MD.	None

Annual Report | 43

AZZAD FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Bashar Qasem [1] 3141 Fairview Park Drive Suite 355 Falls Church, VA 22042 Age: 58	Chairman, President, Treasurer and Trustee, Indefinite, Since 2001	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)	None
Jamal Elbarmil 3141 Fairview Park Drive Suite 355 Falls Church, VA 22041 Age: 60	Secretary and Controller Since 2001	2	Vice President and Portfolio Manager of Azzad Asset Management, Inc. (since 2001 and 2008 respectively).	N/A
Manal Fouz* 3141 Fairview Park Drive Suite 355 Falls Church, VA 22041 Age: 48	Chief Compliance Officer Since 2007	2	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002 and 2007 respectively )	N/A
Abed Awad, Esq.[2] 777 Terrance Avenue Suite 303 Hasbrouck Hts., NJ 07604 Age: 52	Trustee, Indefinite, Since 2013	2	Partner at Awad & Khoury, Attorneys at Law, Hasbrouck Heights, NJ (since August 2010), Principal at Law Offices of Abed Awad, Clifton, NJ (September 1999 – August 2010)	None

*Manal Fouz is the wife of Bashar Qasem.

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

2 Abed Awad is considered “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he became affiliated with the Adviser as of November 2020.

Annual Report | 44

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2022 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The information on Form N-PORT is available without charge, upon requests, by calling (888) 350-3369.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended June 30, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

ADVISORY, SUB-ADVISORY AND SUB SUB-ADVISORY AGREEMENTS RENEWAL

In connection with a meeting held on May 26, 2022, the Board of Trustees (the “Board” or the “Trustees”) of Azzad Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreements (the “Advisory

Annual Report | 45

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

Agreements”) between Azzad Asset Management (the “Adviser”) and the Trust, with respect to the Azzad Ethical Fund and the Azzad Wise Capital Fund (the “Funds”).  At the May 26, 2022 Board meeting, the Trustees also considered: (i) the renewal of the sub-advisory agreement (the “Wise Fund Sub-Advisory Agreement”) between the Adviser and Federated Investment Management Company (“FIMC”) with respect to Azzad Wise Capital Fund; (ii) the renewal of the sub-advisory agreement (the “Ethical Fund Sub-Advisory Agreement”) between the Adviser and Delaware Investments Fund Advisers (“DIFA”) with respect to Azzad Ethical Fund; and (iii) the renewal of the sub sub-advisory agreement (the “Sub Sub-Advisory Agreement”) between the Adviser, FIMC and Federated Hermes (UK) LLP (“Federated Hermes”) .

The Board requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, FIMC, DIFA and Federated Hermes, including financial information, a description of personnel and the services provided to the Funds, information on investment advice and performance and information on compliance reporting and services provided to the Funds; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (iii) benefits to be realized by each of the Adviser, FIMC, DIFA and Federated Hermes from their relationship with the Funds.

In considering each Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling in their decision. In reaching their decision to renew each respective Agreement, the Board considered the factors enumerated below.

ADVISORY AGREEMENTS WITH AZZAD ASSET MANAGEMENT AND EACH OF THE AZZAD ETHICAL FUND AND AZZAD WISE CAPITAL FUND

Nature, Extent and Quality of the Services Provided to the Funds

The Board considered the nature, extent and quality of the services provided by the Adviser to each Fund. The Trustees discussed the significant resources, including key employees, time, and money that the Adviser continues to commit to effectively managing the Funds. The Board considered the unique investment philosophies and strategies of the Funds and the Adviser’s experience overseeing such unique investments and each Fund’s Sub-Adviser.  The Board considered the Adviser’s use of proprietary software and qualitative analysis to comply with each Fund’s investment restrictions and guidelines. The Trustees reviewed the service provided by the Adviser under each Advisory Agreement, including providing Trust officers and portfolio managers, voting and recording proxies, coordinating the Funds’ service providers, overseeing the Funds’ investment strategies and the Funds’ Sub-Advisers.

The Board discussed the services provided by the Adviser, considered the Adviser’s long-standing relationship as adviser to the Funds and expressed satisfaction.  The Board discussed investment and operational personnel of the Adviser, including a review of each key person’s background and qualifications to service the Funds.  The Board reviewed and discussed the Adviser’s Form ADV, financial reports, copies of which were included in the Meeting materials.  The Board reviewed the Adviser’s compliance policies and procedures in detail, noting no recent SEC examinations or material compliance matters.  The Board noted that the Adviser reported no known pending or current litigation within the past 12 months.  After a

Annual Report | 46

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

discussion, the Board concluded that the Adviser has sufficient experience, financial capabilities, experienced personnel and adequate compliance policies and procedures essential to perform its duties under each Advisory Agreement and that the nature, quality and extent of the advisory services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory to the Board.

Investment Performance of the Funds and the Adviser

The Trustees reviewed each Fund’s performance for prior periods and considered that each Fund’s performance is reviewed at each quarterly Board meeting. The Trustees acknowledged that the Wise Fund had outperformed its peer group average and its primary benchmark, the ICE BofAML US Corp & Govt 1-3 Yr Index, over the 1-year, 3-year, 5-year, 10-year and since inception periods through December 31, 2021 and further noted that the Wise Fund had outperformed both its peer group and its primary benchmark for the quarter ended March 31, 2022.  The Board noted that the Wise Fund had been ranked as a 5-star Morningstar fund for the year ended December 31, 2021.

The Board observed the Ethical Fund’s 1-year, 3-year, 5-year, 10-year and since inception performance through December 31, 2021, and noted that the Ethical Fund had outperformed its peer group average and its primary benchmark, the Russell Mid Cap Growth Index, over the 1-year period, but had underperformed its peer group and primary benchmark over the other periods through December 31, 2021. They further noted that the Ethical Fund had underperformed its peer group and benchmark through the quarter ended March 31, 2022.  The Trustees considered that the recent implementation of the DIFA model and the Adviser’s explanation for longer-term relative underperformance.  The Trustees noted that the Adviser believed that the Ethical Fund’s new model would perform well over a full market cycle.  After further discussion, the Trustees concluded that each Fund’s performance was not unreasonable.

Fees and Expenses

The Trustees considered whether the Adviser’s compensation was fair and reasonable considering the services the Adviser provides to the Funds. The Board considered various factors including the resources that the Adviser spends on overseeing and managing the Funds and each Sub-Adviser. The Trustees noted the Ethical Fund’s advisory fee was 0.80%.  The Trustees noted that the Ethical Fund’s expense ratio of 0.99% was lower than its peer group average of 1.09% and its Morningstar category average of 1.01%.  The Trustees considered that the Wise Fund’s advisory fee had been reduced from 1.19% to 0.80% on January 1, 2021. The Trustees observed that Wise Fund’s expense ratio of 1.08% was higher than the peer group average of 0.67% and higher than its Morningstar category average of 0.52%.

The Trustees discussed each Fund’s investment strategy with respect to each Fund’s advisory fee and expense ratio. The Trustees noted that the Adviser compensates each Fund’s Sub-Adviser 25 basis points directly out of the Adviser’s investment advisory fee. The Board considered the unique investment strategies, including Wise Fund’s investments in bank deposits, trade finance contracts and sukuk and further considered the Adviser’s ethical screening models in managing the Funds, in accordance with each Fund’s ethical and investment mandate. The Trustees agreed that the fees and expenses for both Funds are acceptable, given each Fund’s unique investment strategy and the resources involved to manage each Fund.

Annual Report | 47

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

Profitability

The Trustees reviewed the profitability analysis provided by the Adviser and noted that the Adviser realized profits in connection with its relationship with both Funds but agreed that such profits were reasonable considering the time and effort necessary to manage each Fund. The Trustees considered that the Adviser had waived $190,043.59 and $227,857.42 in advisory fees over the past twelve months for Ethical Fund and Wise Fund, respectively.  The Trustees considered the Adviser’s expenses for managing the Funds, including the sub-advisory fees that the Adviser pays to each Fund’s Sub-Adviser.  The Trustees acknowledged that the Adviser had no soft dollar arrangements in the previous year. They considered the Administration Agreement between the Trust and the Adviser, on behalf of both Funds, and any compensation paid to the Adviser, noting the Adviser’s costs in administering the Funds exceeds the amount paid by the Funds under each Agreement.  The Trustees concluded that the Adviser is not receiving excessive profitability or ancillary benefits to manage the Funds at this time.

Economies of Scale

The Trustees discussed economies of scale for each Fund.  The Trustees noted that the Adviser did not have immediate plans to change the fee structure of either Fund.  The Trustees discussed the Adviser’s intent to continue pursuing selling agreements with various financial intermediaries. The Trustees determined to revisit the matter of economies of scale at the next renewal of each Advisory Agreement.

Conclusion

Having requested and received all such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of each Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee structure was reasonable, and that renewal of each Advisory Agreement was in the best interests of the Trust and shareholders of each Fund.

SUB-ADVISORY AGREEMENT WITH FIMC WITH RESPECT TO AZZAD WISE CAPITAL FUND

Nature, Quality and Extent of the Services Provided to the Wise Fund

The Board noted that FIMC provides portfolio management sub-advisory services for the Wise Fund, primarily focused on its trade finance, bank deposits and sukuk securities. The Trustees reviewed the nature of services that FIMC provides the Wise Fund under the terms of the Wise Fund Sub-Advisory Agreement and reviewed in detail FIMC’s 15(c) questionnaire responses. The Board reviewed FIMC’s compliance systems, noting no recent exams or litigation and no material compliance violations related to the Wise Fund. The Trustees noted that FIMC’s insurance coverage was sufficient.

The Trustees noted that FIMC was a wholly-owned subsidiary of Federated Hermes, Inc. and that FIMC had approximately $421 billion in assets under management as of December 31, 2021. The Trustees considered that FIMC provides a continuous investment program for the Wise Fund, managing the investments on a discretionary basis in accordance with the investment objectives, policies, restrictions and limitations as outlined in the Wise Fund’s registration statement, and in compliance with the rules and regulations applicable to regulated investment companies.   The Trustees noted FIMC’s role as a sub-adviser to the Wise Fund

Annual Report | 48

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

and considered that FIMS furnishes investment information, advice, and recommendations to the Wise Fund as to the acquisition, holding or disposition of all securities owned or contemplated to be acquired from time to time. The Trustees noted FIMC’s experience, and expertise with investing in trade finance, bank deposits and sukuk securities for the Wise Fund and reviewed the experience and qualifications of FIMC’s key employees, including Ihab Salib and John Polinski. The Trustees reviewed and discussed each of FIMC’s materials provided in support of such renewal. After a discussion, the Board concluded that it was satisfied with the nature, extent and quality of sub-advisory services provided to the Wise Fund by FIMC.

Investment Performance of the Wise Fund

The Trustees revisited the Wise Fund’ performance, as discussed earlier in the Meeting, and acknowledged that the Wise Fund had outperformed its peer group average and its primary benchmark, the ICE BofAML US Corp & Govt 1-3 Yr Index, over the 1-year, 3-year, 5-year, 10-year and since inception periods through December 31, 2021 and further noted that the Wise Fund had outperformed both its peer group and its primary benchmark for the quarter ended March 31, 2022.  The Board noted that the Wise Fund had been ranked as a 5-star Morningstar fund for the year ended December 31, 2021.  The Trustees concluded that FIMC’s contributions to Wise Fund’s performance has been consistent with the long-term investment strategy being pursued by the Wise Fund.

Fees and Expenses

The Trustees observed that, consistent with previous years, FIMC’s sub-advisory fee, is paid by the Adviser, from its advisory fee and not directly by the Wise Fund. The Trustees considered the contractual fees that FIMC charges with respect to the Wise Fund and noted that on January 1, 2021, FIMC had voluntarily reduced its sub-advisory fee the Wise Fund to 0.25% of the average daily net assets for the portion of the Wise Fund that FIMC manages. The Board noted FIMC does not benefit from soft dollar arrangements from its trades, nor does FIMC receive other fees or direct or indirect “fall out” benefits from FIMC’s sub-advisory relationship with the Wise Fund. The Trustees noted that the fees FIMC charges, in relation to its profit from the Wise Fund, were not unreasonable.

Profitability

The Board discussed the profitability of FIMC and observed that it does not calculate the profitability specific to its sub-advisory relationship with the Wise Fund, however, the Board reviewed FIMC’s overall profitability as disclosed in FIMC’s parent company’s financial statements. The Board noted that, as disclosed in the Federated Hermes, Inc. 2021 Annual Report, Federated Hermes’ 2021 revenue was $1,300.4 million and operating income was $366.3 million.  The Board reviewed the fees that the Adviser paid FIMC under the Wise Fund Sub-Advisory Agreement, discussed the voluntary fee waiver that FIMC provides to the Wise Fund and after a discussion, the Board concluded that excessive profitability was not an issue.

Economies of Scale

The Board considered whether economies of scale are present with respect to FIMC’s role as sub-adviser to the Wise Fund. The Board noted that while FIMC had voluntarily reduced is sub-advisory fee, the Board agreed that economies, with respect to the overall Wise Fund fees and expenses, was primarily an Adviser-level issue and should be considered with respect to the Wise Fund’s overall advisory agreement and advisory fee.

Annual Report | 49

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

Conclusion

Based on their evaluation of all material factors, the Board, including the Independent Trustees, concluded that the Wise Fund Sub-Advisory Agreement with FIMC was fair and reasonable to shareholders, that FIMC’s services provided substantial benefits to shareholders, and that the renewal of the Wise Fund Sub-Advisory Agreement was in the best interests of the Wise Fund and its shareholders.

SUB SUB-ADVISORY AGREEMENT WITH FEDERATED HERMES WITH RESPECT TO AZZAD WISE CAPITAL FUND

Nature, Quality and Extent of the Services Provided to the Wise Fund

The Board noted that Federated Hermes is a wholly-owned subsidiary of Federated Hermes, Inc., and an affiliate of FIMC, the Wise Fund’s sub-adviser.   The Board observed that Federated Hermes is a publicly owned company that registered with SEC on November 2013 and with the Financial Services Authorities in the UK on November 2007. They noted that Federated Hermes had approximately $18 billion in assets under management as of December 31, 2021.

The Trustees reviewed the nature of services that Federated Hermes provides the Wise Fund under the terms of the Sub Sub-Advisory Agreement and reviewed in detail Federated Hermes’ 15(c) questionnaire responses. The Board considered the portfolio management team experience of Mr. Mohammed Elmi, noting his experience with fixed income securities and as previously serving as an analyst for Wise Fund. The Trustees observed the amount of time that Mr. Elmi allocated to all fund activities, including the Wise Fund, specifically noting that he spent approximately 75% of his time on the investment process, including management and research. They also discussed Federated Hermes’s compensation practices, noting a base salary and long-term incentive compensation, and employee review and retention process. They discussed Federated Hermes’ compliance program, noting no material compliance violations during the calendar year ended December 31, 2021. The Board observed that Federated Hermes was notified on March 31, 2022, that the SEC would be conducting a sweep examination of Federated Hermes and that it had responded to the SEC’s initial request for information.  The Trustees noted that Federated Hermes’ insurance coverage and Fidelity Bond was sufficient.  The Trustees concluded that Federated Hermes was expected to continue to provide quality services to the Wise Fund as its sub sub-adviser.

Investment Performance of the Wise Fund

The Trustees revisited the Wise Fund’ performance, as discussed earlier in the Meeting, and acknowledged that the Wise Fund had outperformed its peer group average and its primary benchmark, the ICE BofAML US Corp & Govt 1-3 Yr Index, over the 1-year, 3-year, 5-year, 10-year and since inception periods through December 31, 2021 and further noted that the Wise Fund had outperformed both its peer group and its primary benchmark for the quarter ended March 31, 2022.  The Board noted that the Wise Fund had been ranked as a 5-star Morningstar fund for the year ended December 31, 2021.  The Trustees concluded that Federated Hermes’ contributions to Wise Fund’s performance has been consistent with the long-term investment strategy being pursued by the Wise Fund.

Annual Report | 50

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

Fees and Expenses

The Trustees acknowledged that Federated Hermes’ sub sub-advisory fee is paid by the Federated, from its sub-advisory fee and not directly by the Wise Fund or the Adviser. The Trustees considered the fees that the Sub-Adviser charges with respect to the Wise Fund, further noting that effective on January 1, 2021, FIMC had granted the Wise Fund a reduction from its contractual sub-advisory fee. They discussed the sub sub-advisory fees confirmed that there would be no additional compensation or benefits above and beyond the sub-advisory fee that the Adviser currently pays to Federated. The Trustees concluded that Federated Hermes’ sub sub-advisory fee was not unreasonable.

Profitability

The Board discussed the profitability of Federated Hermes. The Board noted that Federated Hermes does not calculate profitability for a particular fund but rather at the parent company level. The Trustees reviewed Federated Hermes, Inc.’ financial statements and discussed the firm’s 2021 revenue and operating income. The Trustees concluded that excessive profitability was not a concern.

Economies of Scale

The Board considered whether economies of scale are present with respect to Federated Hermes’s role as sub sub-adviser to the Wise Fund. The Trustees agreed that economies, with respect to the overall Wise Fund fees and expenses, was primarily an Adviser level issue and should be considered with respect to the Wise Fund’s overall advisory agreement and advisory fee.

Conclusion

Based on their evaluation of all material factors, the Board, including the Independent Trustees, concluded that the Sub Sub-Advisory Agreement between the Adviser, FIMC and Federated Hermes, on behalf of the Wise Fund, was fair and reasonable to shareholders, that Federated Hermes’ services provided substantial benefits to shareholders, and that the renewal of the Sub Sub-Advisory Agreement was in the best interests of the Wise Fund and its shareholders.

SUB-ADVISORY AGREEMENT WITH DIFA WITH RESPECT TO AZZAD ETHICAL FUND

Nature, Quality and Extent of the Services Provided to the Ethical Fund

The Trustees noted that DIFA is a series of Macquarie Investment Management Business Trust, which is an affiliate of Macquarie Asset Management (“MAM”) and further noted that as of March 31, 2022, Macquarie Investment Management Business Trust had regulatory assets under management of approximately $179 billion.  The Trustees considered DIFA’s substantial infrastructure and the operational efficiencies and investment capabilities that have resulted from combining the Ethical Fund’s former sub-adviser’s (Ivy Investment Management Company) funds with the MAM platform.    The Trustees discussed the qualifications of the key investment personnel, including Kimberly Scott, Nathan Brown and Bradley Halverson and reviewed information about portfolio manager compensation.  The Trustees noted that Kimberly Scott and Nathan Brown were both portfolio managers for the Ethical Fund during their time with Ivy Investment Management Company.  The Board noted that DIFA’s portfolio management team provides the Ethical Fund with investment recommendations on a daily

Annual Report | 51

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

basis through the “Ivy Mid Cap Growth” model portfolio and highlights any changes that are made to the model.  The Board observed that DIFA’s investment research primarily emphasizes a bottom-up (individual issuers) approach and focuses on middle capitalization companies that DIFA believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures.  The Board discussed the various factors and considerations that DIFA’s portfolio use when determining updating the model portfolio.   The Trustees noted that the Adviser executes trades based on DIFA’s models.  The Trustees noted that there had been no recent or pending litigation or regulatory exams that would impact the Ethical Fund but discussed examinations with FINRA and the SEC that had taken place with respect to affiliated entities.  They noted no material violations to DIFA’s compliance policies and procedures with respect to the Ethical Fund and further reviewed the changes to DIFA’s compliance policies and procedures since the initial approval. The Trustees reviewed DIFA’s insurance coverage was sufficient and determined such coverage to be sufficient.   The Board concluded that it was satisfied with the nature, extent and quality of the sub-advisory services provided by DIFA.

Investment Performance of the Ethical Fund

The Trustees revisited the Ethical Fund’s 1-year, 3-year, 5-year, 10-year and since inception performance through December 31, 2021, as previously discussed during the Adviser’s report portion of the Meeting and noted that the Ethical Fund had outperformed its peer group average and its primary benchmark, the Russell Mid Cap Growth Index over the 1-year period, but the Ethical Fund had underperformed the same over the other periods through December 31, 2021. The Trustees additionally reviewed the “Ivy Mid Cap Growth” model portfolio performance and discussed the reasons for the performance differences in the model versus the Ethical Fund. The Board discussed the Ethical Fund’s quarterly performance for the quarter ended March 31, 2022, noting that Ethical Fund underperformed its peer group average and its primary benchmark. She reviewed the Ethical Fund’s positions, risk statistics and performance attribution information with the Board.  After discussion, the Trustees concluded that the Ethical Fund’s performance was not unreasonable and that DIFA should be allowed the opportunity to continue providing the mid-cap growth model recommendations to the Adviser.

Fees and Expenses

The Trustees observed that DIFA’s sub-advisory fee is paid by the Adviser from its advisory fee and not by the Ethical Fund. They discussed DIFA’s sub-advisory fee of 0.25% and noted DIFA’s explanation that, to its knowledge, DIFA received no additional compensation or benefits, including soft dollars, from its relationship with the Ethical Fund. The discussed DIFA’s sub-advisory fee in relation to other similarly managed funds, noting that the sub-advisory fee was in line with other model-only sub-adviser strategies.  After a discussion, the Trustees concluded that DIFA’s sub-advisory fee was not unreasonable.

Profitability

The Trustees considered the profitability realized by DIFA in connection with its sub-advisory services to the Ethical Fund and whether the amount of profit was a fair entrepreneurial profit with respect to the services to be provided to the Ethical Fund.  The Board concluded that excessive profitability was not an issue with DIFA at current asset and allocation levels and the Board would further evaluate profitability in the future.

Annual Report | 52

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2022 (UNAUDITED)

Economies of Scale

The Trustees considered economies of scale with respect to DIFA’s sub-advisory services provided to the Ethical Fund.  They observed that because DIFA provides the Ethical Fund with a model portfolio on a flat fee structure, DIFA did not anticipate any adjustment to the fee level to reflect economies of scale at this time.   Further, the Trustees agreed that economies, with respect to the overall Ethical Fund fees and expenses, was primarily an Adviser-level issue and should be considered with respect to the Ethical Fund’s overall advisory agreement and advisory fee.

Conclusion

Based on their evaluation of all material factors, the Board, including the Independent Trustees, concluded that the Ethical Fund Sub-Advisory Agreement with DIFA was fair and reasonable to shareholders, that the Sub-Adviser’s services provided substantial benefits to shareholders, and that the renewal of the Ethical Fund Sub-Advisory Agreement was in the best interests of the Ethical Fund and its shareholders.

Annual Report | 53

BOARD OF TRUSTEES
Syed K. Raheemullah
Bashar Qasem
Abed Awad, Esq.
Umbereen R. Ahmed
Damani Ingram, Esq.

INVESTMENT ADVISER
Azzad Asset Management, Inc.

DIVIDEND PAYING AGENT,
SHAREHOLDERS' SERVICING AGENT,
TRANSFER AGENT
Mutual Shareholder Services, LLC

CUSTODIAN
Huntington National Bank, NA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Sanville & Company

LEGAL COUNSEL
Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Annual Report | 54

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2022

$ 26,000

FY 2021

$ 25,000

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY2022

$ 0

FY2021

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2022

$ 4,400

FY 2021

$ 4,000

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY2022

$ 0

FY2021

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2022

$ 4,400

FY 2021

$ 4,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AZZAD FUNDS

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date August 30, 2022